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                                                             EXHIBIT (j)(3)(iii)


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen Aggressive Growth Fund.


/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 15, 2002